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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement               [ ] Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by Rule
                                                       14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                               Getty Realty Corp.
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                (Name of Registrant as Specified in its Charter)
                               Getty Realty Corp.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                  [GETTY LOGO]
            125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753

Dear Fellow Stockholder:

     You are cordially invited to attend the Special Meeting of Stockholders of Getty Realty Corp., which will be held at 270 Park Avenue, 11th Floor, New York,
New York, on             , 2001 at 10:30 a.m. All holders of our outstanding
common stock, par value $0.01 per share, and our outstanding Series A participating convertible redeemable preferred stock, par value $0.01 per share,
as of the close of business on             , 2001, are entitled to vote at the
Special Meeting. At the Special Meeting, you will have the opportunity to vote on a proposal designed to permit Getty to elect to be taxed as a real estate investment trust ("REIT") under federal income tax law.

     Enclosed you will find a notice setting forth this proposal, the proxy statement and a proxy card. Whether or not you plan to attend the special meeting in person, your shares should be represented and voted at the special meeting. After reading the enclosed proxy statement, please complete, sign, date and promptly return the proxy card in the enclosed self-addressed envelope. No postage is required if it is mailed in the United States. Submitting the proxy card will not prevent you from voting in person at the special meeting should you later decide to do so. Your cooperation in promptly submitting your proxy card is greatly appreciated.

     Our board of directors has considered carefully the proposal set forth in the proxy statement and unanimously recommends that you vote in favor of the proposal. Your vote in favor of this proposal is important for Getty to qualify to elect to be taxed as a REIT. Howard Safenowitz, Milton Cooper and I intend, and believe that other members of our families intend, to vote all of the shares of common stock and preferred stock that we, our spouses, other family members and affiliated trusts and partnerships own, which constitute approximately 54.9% of the total outstanding common stock and approximately 63.2% of the total outstanding preferred stock, in favor of the proposal.

     We look forward to seeing you at the special meeting.

                                        Sincerely,

                                        /s/ LEO LIEBOWITZ

                                        LEO LIEBOWITZ
                                        Chief Executive Officer and President
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                                  [GETTY LOGO]
            125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753

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                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD             , 2001
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To the Stockholders of
  GETTY REALTY CORP.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Getty Realty Corp. will be held at 270 Park Avenue, 11th Floor, New York, New York, on
            , 2001 at 10:30 a.m., for the following purposes:

     (1) To adopt an amendment to Getty's Charter to include restrictions on the ownership and transfer of shares in connection with Getty's election to be taxed as a real estate investment trust under federal income tax law.

     (2) To transact such other business as may properly come before the special meeting or any postponements or adjournments thereof.

     If you were a stockholder of record at the close of business on
            , 2001, you may vote at the special meeting. We will not close the stock transfer books.

     You are cordially invited to attend the special meeting. It is important that your shares be represented, whether or not you plan to attend in person. Accordingly, please promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. This will ensure that your shares are voted in accordance with your wishes and that a quorum will be present. You may revoke your proxy in writing or in person at anytime before the special meeting in accordance with the instructions contained in this proxy statement. If your proxy card is signed, dated and returned without specifying your choice, the shares will be voted as recommended by Getty's board of directors.

                                        By Order of the Board of Directors,

                                        /s/ Randi Young Filip

                                        RANDI YOUNG FILIP
                                        Vice President, General Counsel and
                                        Corporate Secretary

Jericho, New York
            , 2001

                               GETTY REALTY CORP.
            125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753

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                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF STOCKHOLDERS
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     This proxy statement is furnished to the stockholders of Getty Realty
Corp., a Maryland corporation, in connection with the solicitation of proxies by and on behalf of the board of directors of Getty, to be voted at the Special Meeting of Stockholders to be held at 270 Park Avenue, 11th Floor, New York, New
York, on             , 2001 at 10:30 a.m., and at any postponements or
adjournments thereof. At the special meeting, the stockholders of Getty will consider and vote upon:

     - the amendment of our Articles of Incorporation, as amended and supplemented (the "Charter"), to include ownership and transfer restrictions in connection with our election to be taxed as a real estate investment trust under federal income tax law ("REIT"); and

     - such other matters as may properly come before the special meeting.

We first mailed this proxy statement and the proxy card to stockholders on or
about             , 2001.

COSTS OF SOLICITATION OF PROXIES

     Getty will pay the costs associated with soliciting proxies for the special meeting. In addition to solicitation by mail, our directors and officers may solicit proxies personally or by telephone or telegraph without receiving any additional compensation. We will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses incurred in forwarding proxy material to beneficial owners of our stock. We have retained the services of MacKenzie Partners to assist in the solicitation of proxies for a fee of approximately $7,500, plus expenses.

OUTSTANDING SHARES AND VOTING RIGHTS

     The board of directors has set the close of business on             , 2001
as the record date for determining stockholders entitled to notice of and to vote at the special meeting. Only holders of record of shares of common stock, par value $0.01 per share, and shares of Series A participating convertible
redeemable preferred stock, par value $0.01 per share, of Getty on             ,
2001 are entitled to notice of and to vote at the special meeting. On the record
date, there were           shares of common stock outstanding and entitled to
vote at the special meeting and           shares of series A preferred stock
outstanding and entitled to vote at the special meeting.

     Each outstanding share of common stock is entitled to one vote and each outstanding share of series A preferred stock is entitled to 1.1312 votes. The shares of common stock and series A preferred stock vote together as a single class. In addition, with respect to the proposal presented at the special meeting, the separate vote of the series A preferred stock is required. The affirmative vote of a majority of the shares of common stock (including the series A preferred stock on an as-converted basis voting with the common stock as a single class) entitled to vote at the special meeting and the affirmative vote of two-thirds of the shares of series A preferred stock entitled to vote, and voting as a separate class, are required to approve the amendment of Getty's Charter.

     Leo Liebowitz, Howard Safenowitz and Milton Cooper, directors of Getty and who, with their spouses and affiliated trusts and partnerships, collectively own approximately 45.9% of the outstanding common stock and approximately 40.0% of the outstanding series A preferred stock, have advised us that they intend to vote all of the shares of common stock and series A preferred stock owned by them in favor of the proposal. Messrs. Liebowitz, Safenowitz and Cooper have also advised us that they believe that other members of their families, who collectively own an additional approximately 9.0% of the outstanding common stock and approximately 23.2% of the outstanding series A preferred stock, intend to vote all of their shares in favor of the proposal.
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     Unless contrary instructions are indicated on the proxy, all shares of common stock and all shares of series A preferred stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted at the special meeting FOR the amendment to Getty's Charter to set forth certain restrictions on the ownership and transfer of shares. With respect to any other business which may properly come before the special meeting and be submitted to a vote of stockholders, proxies received by the board of directors will be voted by the designated proxy holders in accordance with their discretion. We do not anticipate that any matter other than those set forth in the proxy statement will be presented at the special meeting.

QUORUM

     A quorum of stockholders is necessary to take action at the special meeting. A majority of the outstanding shares of common stock (including shares of common stock issuable upon conversion of the series A preferred stock), represented in person or by proxy, will constitute a quorum. Under Maryland law, abstentions and broker non-votes (i.e. proxies from brokers or nominees that disclaim their authority to vote such shares on a particular matter) will count toward the presence of a quorum. However, since the proposal requires approval by the required percentage of shares entitled to vote, if a quorum is present, each abstention or broker non-vote will have the effect of a vote against the amendment of Getty's Charter.

REVOCABILITY OF PROXIES

     You may revoke your proxy at any time before it is voted at the special meeting by any of the following methods:

     - delivering to the Corporate Secretary of Getty a written notice of such revocation;

     - filing with the Corporate Secretary of Getty a duly executed proxy bearing a later date; or

     - attending the special meeting and voting in person. Your attendance at the special meeting will not in and of itself revoke your proxy. You must also vote your shares at the special meeting.

                           BACKGROUND OF THE PROPOSAL

GENERAL

     We are one of the largest real estate companies in the United States specializing in the ownership, leasing and management of gasoline station/convenience store properties. As of May 31, 2001, we owned 749 properties and leased 342 additional properties in 13 states located principally in the northeastern United States. Substantially all of these properties are triple-net leased on a long-term basis to Getty Petroleum Marketing Inc., a wholly owned subsidiary of OAO LUKoil, Russia's largest vertically integrated oil company. Marketing is responsible for managing the actual operations conducted at these properties.

     Our predecessors trace back to 1955 with the ownership of one gasoline service station in New York City. As our business grew, we combined real estate ownership, leasing and management with actual service station operation. We became a public company in 1971 under the name Power Test Corp. In 1985, we acquired from Texaco the petroleum marketing assets of Getty Oil Company in the northeastern United States, and assumed the Getty name. In addition, we acquired the Getty(R) trademarks for use in real estate and petroleum marketing operations in the United States. We became one of the largest independent owner/operators of petroleum marketing assets in the country, serving retail and wholesale customers through a distribution and marketing network of Getty and other branded retail service stations.

     In 1997, we reorganized our businesses and completed the spin-off of our petroleum marketing business to our stockholders, who received a tax-free dividend of one share of common stock of Getty Petroleum Marketing Inc. for each share of our common stock. Following the reorganization and spin-off, Marketing held the assets and liabilities of our petroleum marketing operations and a portion of our home heating oil business. In 1998, we reorganized as a Maryland corporation and acquired Power Test Investors Limited Partnership, thereby acquiring fee title to 295 properties we had previously leased from the Partnership and which the Partnership had acquired in 1985 from Texaco. In that transaction, we issued to the former unitholders of the Partnership shares of our series A preferred stock, which trades on the New York Stock
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Exchange under the symbol "GTY-PrA." We later sold the remaining portion of our remaining home heating oil business. As a result, we are now exclusively engaged in the ownership, leasing and management of real estate assets, principally in the petroleum marketing industry.

     In December 2000, Marketing was acquired by a U.S. subsidiary of OAO LUKoil. In connection with Lukoil's acquisition of Marketing, we renegotiated our long-term master lease and other arrangements with Marketing.

BECOMING A REAL ESTATE INVESTMENT TRUST

     Our board of directors has recently evaluated the merits of electing to be taxed as a real estate investment trust ("REIT") under federal income tax law, including assessing potential transactions and other actions that would be required to qualify for taxation as a REIT. The acquisition of Marketing by Lukoil in December 2000 removed a significant impediment to our electing to be taxed as a REIT. On December 12, 2000, our board of directors approved a change in our fiscal year end to December 31 from January 31, since REITs are required to operate on a calendar year basis, and determined to continue to evaluate during 2001 electing REIT status beginning with the year ending December 31, 2001. Stockholder approval of the proposal to be considered at the special meeting, together with timely completion of the other transactions described below, will allow us to qualify to elect to be taxed as a REIT beginning with the current year. If we were to qualify for taxation as a REIT and elect REIT status, we would not be subject to federal corporate income tax on the net income we distribute to our stockholders.

     A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended. The Internal Revenue Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to stockholders annually a substantial portion of its otherwise taxable income.

     If Getty elects to be taxed as a REIT, we would not be subject to federal corporate income tax on the net income we distribute to our stockholders. As a REIT, we would be required to distribute at least 90% of our taxable income to our stockholders each year. In order to qualify as a REIT, however, Getty would be required to make an initial distribution, prior to the close of the 2001 taxable year, to our stockholders in an amount at least equal to our accumulated "earnings and profits" (as defined in the Internal Revenue Code) from all the years in which we have operated as a taxable corporation. We also intend to distribute to our stockholders amounts representing "earnings and profits" relating to the current year. We expect to distribute an aggregate of
approximately $     million, which means that we expect each holder of common
stock to receive approximately $     per share and each holder of series A
preferred stock to receive approximately $     per share when this distribution
occurs. The entire amount of the distribution would be taxable to you as dividend income in the year it is made, even though the distribution may take the form of cash, securities or a combination of cash and securities. In addition, we will need to finance all or a portion of the distribution to be paid in cash. We cannot assure you that any portion of the distribution will be payable in cash or that you will be able to sell or otherwise monetize any securities we may distribute in order to pay any tax that you may owe.

     We have filed a Registration Statement on Form S-3 with the Securities and Exchange Commission for a public offering of up to $150 million of preferred stock and/or common stock. We expect to use the net proceeds from the sale of equity securities under that registration statement to retire substantially all of our existing debt and to pay the "earnings and profits" distribution to our stockholders as described above. We presently expect to declare the "earnings and profits" distribution to holders of record immediately prior to the pricing of an offering, with payment of the distribution conditioned on the closing of the offering. We cannot assure you, however, that we will be able to undertake any such offering.

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

SUMMARY CONSOLIDATED FINANCIAL DATA

     In order to evaluate the impact of the proposed public offering and the election of REIT status on Getty, you should review carefully the financial information set forth below.

     The following table sets forth our summary consolidated financial and operating information on an historical basis and, for certain indicated periods, on a pro forma basis solely to give effect to the proposed public offering and the application of the net proceeds of the sale. The following information should be read in conjunction with our consolidated financial statements and notes thereto incorporated by reference in this proxy statement. In contemplation of our becoming a REIT, on December 12, 2000, our board of directors approved a change in our fiscal year end to December 31 from January
31. The change resulted in an eleven month accounting period ended December 31, 2000. The summary consolidated historical financial and operating information as of and for the three months ended March 31, 2001 and 2000, and as of and for the eleven months ended December 31, 1999 has been derived from our historical unaudited consolidated financial statements. The summary consolidated historical financial and operating information as of and for the eleven months ended December 31, 2000, and as of and for each of the three years in the period ended January 31, 2000 has been derived from our historical consolidated financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report with respect thereto is included in Getty's Transition Report on Form 10-K for the transition period February 1, 2000 to December 31, 2000, incorporated by reference in this proxy statement.

     Unaudited pro forma operating information for the three months ended March 31, 2001 and the eleven months ended December 31, 2000 is presented as if this offering occurred on February 1, 2000. The unaudited pro forma balance sheet data is presented as if the offering had occurred on March 31, 2001. The pro forma information does not purport to represent what our financial position or results of operations would actually have been if the offering and the application of the net proceeds from the offering had, in fact, occurred on such date or at the beginning of the period indicated, or to project our financial position or results of operations at any future date or for any future period.

     [INSERT "SUMMARY CONSOLIDATED FINANCIAL DATA" SECTION FROM PROSPECTUS SUPPLEMENT WHEN AVAILABLE.]

          PROPOSAL 1--AMENDMENT TO GETTY'S CHARTER ADOPTING OWNERSHIP
                           AND TRANSFER RESTRICTIONS

     On June 21, 2001, our board of directors unanimously adopted a resolution proposing to amend our Charter to impose certain ownership limitations and transfer restrictions in connection with our possible election to be taxed as a real estate investment trust (or "REIT") under the federal income tax laws. The resolution declares it advisable and in the best interests of Getty to so amend our Charter and directs that the proposed amendment be submitted to the stockholders for consideration and approval. The effects of the proposed amendment are summarized below. The full text of the proposed amendment to Getty's Charter is set forth in Appendix A to this proxy statement.

     The proposed amendment, if approved by the stockholders, will become effective upon the acceptance for record of appropriate articles of amendment by the State Department of Assessments and Taxation of Maryland.

REIT QUALIFICATION

     For Getty to qualify for taxation as a REIT and elect REIT status, no more than 50% in value of our stock may be owned, actually or constructively, by five or fewer individuals at any time during the last half of a taxable year (other than the first year in which Getty qualifies as a REIT). In addition, if one or more owners (actual or constructive) of 10% or more (in value) of our stock actually or constructively owns, in the aggregate, 10% or more (by vote or value) of one of our tenants, the rent we received from that tenant will not be qualifying income for purposes of the REIT gross income tests of the Internal Revenue Code. Further, for Getty to qualify for taxation as a REIT, our stock must also be beneficially owned by 100 or more persons

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during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year (other than the first year in which Getty qualifies as a REIT).

OWNERSHIP AND TRANSFER RESTRICTIONS

     Because our board of directors believes that it is desirable for Getty to qualify for taxation as a REIT, the proposed amendment to our Charter provides that, subject to certain exceptions, no person may own, or be deemed to own by virtue of the attribution provisions of the Internal Revenue Code, more than:
(i) 5% of the lesser of the number or value of shares of common stock outstanding; or (ii) 5% of the lesser of the number or value of the issued and outstanding shares of any class or series of our preferred stock.

     The proposed amendment is designed to ensure that Getty complies with the closely held prohibition, and that it does not derive rent from a related tenant. Our board of directors intends to grant exemptions from the ownership limit to certain existing stockholders (Messrs. Liebowitz, Safenowitz and Cooper and their affiliated trusts and partnerships) who currently own stock in excess of the proposed ownership limitations. These exemptions are discussed in more detail below. The ownership limit of 5% has been set with these exemptions in mind.

     The ownership attribution rules under the Internal Revenue Code are complex and may cause stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the ownership or acquisition of less than 5% of our common or preferred stock or the ownership or acquisition of an interest in an entity that owns, actually or constructively, our common or preferred stock by an individual or entity could cause that individual or entity, or another individual or entity, to own constructively in excess of the proposed ownership limits and be subject to the remedy provision contained in the proposed amendment and described below.

     The proposed amendment provides that if the ownership or any purported transfer or acquisition of shares of Getty stock would result in any person (the "Prohibited Transferee") violating the ownership limit, then the number of shares that exceed the ownership limit will be automatically transferred to a trust, the beneficiary of which will be a qualified charitable organization that we select. The proposed amendment provides that within 20 days of receiving notice from Getty of the transfer of shares to the trust, the trustee will be required to sell the shares to a person or entity who could own such shares without violating the ownership limitation and distribute to the Prohibited Transferee generally the lesser of the price paid by the Prohibited Transferee for shares or the sales proceeds received by the trust for those shares. Prior to a sale of any shares by the trust, the trustee will be entitled to receive, in trust for the beneficiary, all dividends and other distributions and will be entitled to exercise all voting rights with respect to those shares. Additionally, shares of stock held in the trust will be deemed to have been offered for sale to Getty, or its designee, at a price per share generally equal to the lesser of the price paid by the Prohibited Transferee for such shares and the market value of the shares on the date Getty, or its designee, accepts the offer.

     These ownership limitations could have the effect of delaying, deferring or preventing a takeover or other transaction in which stockholders might receive a premium for their stock over the then prevailing market price or which stockholders might believe to be otherwise in their best interest.

     The board of directors believes the adoption of such an amendment is advisable because it will help to ensure Getty's compliance with these REIT requirements. In addition, approval of this amendment will provide Getty and its stockholders with greater flexibility while allowing Getty to maintain its status as a REIT. The board of directors believes that the charters of substantially all REITs contain similar stock ownership and transfer restrictions and many REIT charters contain provisions that permit the boards of such REITs to grant exemptions from such stock ownership and transfer restrictions.

EXEMPTIONS FROM OWNERSHIP AND TRANSFER RESTRICTIONS

     Our board of directors intends to grant an exemption from the 5% ownership limitation discussed above to Messrs. Liebowitz, Safenowitz and Cooper (each of whom serves as a director of Getty) and their respective affiliated trusts and partnerships, who currently own stock in excess of these proposed ownership limitations.

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

Messrs. Liebowitz, Safenowitz and Cooper and their respective affiliated trusts and partnerships, as well as any person who constructively owns shares of our stock owned by them, will be exempt from the ownership and transfer restrictions so long as after the grant of the exemption: (i) their actual or constructive ownership of shares of series A preferred stock does not exceed the number of shares currently owned, actually or constructively (786,493 shares for Mr. Liebowitz and his affiliates, 731,745 shares for Mr. Safenowitz and his affiliates and 253,831 shares for Mr. Cooper and his affiliates); and (ii) the value of our equity securities actually or constructively owned by them does not at any time exceed 18% (for Mr. Liebowitz and his affiliates), 15.7% (for Mr. Safenowitz and his affiliates) or 5.3% (for Mr. Cooper and his affiliates) of the value of our outstanding equity securities. The ownership limitations in clause (ii) are approximately the percentages by value of our equity securities that these stockholders will own upon completion of an offering of preferred stock and/or common stock in excess of $100 million. These exemptions will be conditioned on the continued accuracy of representations from the affected stockholders, including representations as to actual or constructive ownership (if any) of our tenants.

     These exemptions are designed to permit Messrs. Liebowitz, Safenowitz and Cooper and their related parties to continue to have a significant equity interest in Getty and, together with the ownership limitations and transfer restrictions described above, to permit Getty to qualify for and maintain REIT status in compliance with the "five or fewer" proscription of the Internal Revenue Code.

VOTE REQUIRED AND EFFECT OF NON-APPROVAL

     In accordance with Maryland law, the affirmative vote of a majority of the shares of common stock (including the series A preferred stock on an as-converted basis voting with the common stock as a single class) entitled to vote at the special meeting and the affirmative vote of two-thirds of the shares of series A preferred stock entitled to vote, and voting as a separate class, are required to approve the proposed amendment. For purposes of the vote on the proposed amendment, abstentions and broker non-votes will have the same effect as votes against the proposal.

     Messrs. Liebowitz, Safenowitz and Cooper, who, with their spouses and affiliated trusts and partnerships, collectively own approximately 45.9% of the outstanding common stock and approximately 40.0% of the outstanding series A preferred stock, have advised us that they intend to vote all of the shares of common stock and series A preferred stock owned by them in favor of this proposal. Messrs. Liebowitz, Safenowitz and Cooper have also advised us that they believe that other members of their families, who collectively own an additional approximately 9.0% of the outstanding common stock and approximately 23.2% of the outstanding series A preferred stock, intend to vote all of their shares in favor of the proposal.

     If our stockholders do not approve the proposed amendment to our Charter to set forth new restrictions on the ownership and transfer of shares, we will have no effective mechanism to monitor our compliance with the "five or fewer" proscription of the Internal Revenue Code or the related tenant prohibition described above. If we are unable to effectively monitor compliance with these requirements, we may determine not to elect to be taxed as a REIT, or if we do so elect, we may not be able to maintain our status as a REIT once we have made the election.

     If we fail to qualify as a REIT in any taxable year, and the relief provisions of the Internal Revenue Code do not apply, we will be required to pay tax, including any alternative minimum tax, on our taxable income at regular corporate rates. Distributions to stockholders in any year in which we fail to qualify as a REIT will not be deductible by us and except as provided in our Charter, we will not be required to distribute any amounts to our stockholders. As a result, we anticipate that our failure to qualify as a REIT would reduce the amount of cash available for distribution by us to our stockholders.

     Additionally, although we will declare the "earnings and profits" distribution described in this proxy statement immediately prior to the pricing of an offering, the payment of this distribution will be conditioned upon the approval of the proposed amendment to our Charter by our stockholders. If our stockholders do not approve the proposed amendment to our Charter to set forth new restrictions on the ownership and transfer of shares, it is likely that: (i) our board of directors will reevaluate the merits of electing to be taxed as a REIT; and (ii) you will not receive the "earnings and profits" distribution or any other distributions we could make to you if we were to elect to be taxed as a REIT.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR CHARTER TO INCLUDE RESTRICTIONS ON THE OWNERSHIP AND TRANSFER OF SHARES TO PERMIT GETTY TO ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE.

                         BENEFICIAL OWNERSHIP OF STOCK

     The following table sets forth the beneficial ownership of our common stock and our series A preferred stock based on beneficial ownership as of May 31, 2001, of (i) each person who is a beneficial owner of more than 5% of the outstanding shares of our common stock or our series A preferred stock, (ii) each director and "named executive officer" and (iii) all directors and executive officers as a group. The number of shares column includes shares as to which voting power and/or investment power may be acquired within 60 days (such as upon exercise of outstanding stock options) because such shares are deemed to be beneficially owned under the rules of the Securities and Exchange Commission.

                                                                                                       APPROXIMATE
                                    SHARES OF             APPROXIMATE        SHARES OF SERIES A    PERCENT OF CLASS(1)
                                   COMMON STOCK       PERCENT OF CLASS(1)     PREFERRED STOCK      SERIES A PREFERRED
                                BENEFICIALLY OWNED       COMMON STOCK        BENEFICIALLY OWNED           STOCK
----------------------------------------------------------------------------------------------------------------------
Milton Cooper...............      1,073,357(2)                8.43%              219,711(3)                7.67%
Director
c/o Kimco Realty Corporation
3333 New Hyde Park Road
New York, NY 11042
Philip E. Coviello..........         45,984(4)                   *                    --                     --
Director
Leo Liebowitz...............      2,338,358(5)               18.37%              555,331(6)               19.38%
Director, President and
Chief
Executive Officer
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Howard Safenowitz...........      2,350,851(7)               18.47%              369,726(8)               12.90%
Director
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Warren Wintrub..............         62,999(4)                   *                    --                     --
Director
Directors and Executive
Officers as a group
(8 persons).................      5,998,322                  47.12%            1,145,648                  39.98%
Southeastern Asset
Management, Inc., et al. ...      1,223,800(9)                9.61%                   --                     --
6410 Poplar Ave., Suite 900
Memphis, TN 38119

                                                                                                       APPROXIMATE
                                    SHARES OF             APPROXIMATE        SHARES OF SERIES A    PERCENT OF CLASS(1)
                                   COMMON STOCK       PERCENT OF CLASS(1)     PREFERRED STOCK      SERIES A PREFERRED
                                BENEFICIALLY OWNED       COMMON STOCK        BENEFICIALLY OWNED           STOCK
----------------------------------------------------------------------------------------------------------------------
Safenowitz Partners, LP           1,150,801(10)              11.87%              289,156(10)              10.09%
c/o Howard Safenowitz
President of Safenowitz
Family Corp., general
partner
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
CLS General Partnership
  Corp.                                  --                     --               665,760(11)              23.23%
c/o Leo Liebowitz, President
125 Jericho Turnpike
Suite 103
Jericho, NY 11753

-------------------------

  * Total shares beneficially owned constitute less than one percent of the outstanding shares.

 (1) The percentage is determined by dividing the number of shares shown by the aggregate number of shares outstanding and the shares which may be acquired within 60 days.
 (2) Includes 10,311 shares held in a partnership of which Mr. Cooper is a partner, 2,013 shares held by his wife as to which he disclaims beneficial ownership, 2,421 shares held in a qualified pension plan for the benefit of Mr. Cooper, 169,000 shares held by a charitable foundation and 15,145 shares held in Getty's Retirement (401(k)) and Profit Sharing Plan.
 (3) Includes 4,321 shares held by a retirement fund of which Mr. Cooper is a beneficiary, 17,820 shares held by a charitable foundation of which he is the president and 118,505 shares held by CLS General Partnership Corp. Excludes 56,157 shares held by Mr. Cooper's wife and 14,720 shares held by his children and grandchildren, as to which he disclaims beneficial ownership.
 (4) Includes with respect to Messrs. Coviello and Wintrub, options covering 31,328 and 37,615 shares, respectively, that are presently exercisable or will become exercisable within 60 days.
 (5) Includes 230,977 shares held by Mr. Liebowitz' wife as to which he disclaims beneficial ownership, 30,724 shares held by a charitable foundation and 33,817 shares held in Getty's Retirement (401(k)) and Profit Sharing Plan.
 (6) Includes 75,306 shares held by Mr. Liebowitz' wife and 274,892 shares held by CLS General Partnership Corp. Excludes 225,515 shares held by his children, as to which he disclaims beneficial ownership.
 (7) Includes 23,479 shares held as custodian for three minor children, 173,238 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 12/13/94 (of which Mr. Safenowitz is a co-trustee and as to which he has no beneficial interest), 515,000 shares held by The Safenowitz Family Partnership, LP and 1,510,801 shares held by Safenowitz Partners, LP (as to which in each case he is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein), and 11,523 shares held by Mr. Safenowitz' wife as to which he disclaims beneficial ownership. Also includes options covering 1,250 shares that are presently exercisable or will become exercisable within 60 days.
 (8) Includes 289,156 shares held by Safenowitz Partners, LP, of which Mr. Safenowitz is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein, 26,136 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 12/13/94, of which he is a co-trustee and as to which he has no beneficial interest, and 11,000 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 4/13/00, of which he is trustee and as to which he has no beneficial interest.
 (9) On February 19, 2001, we received a Schedule 13G, Amendment No. 3, dated February 1, 2001, that was filed with the SEC in respect of ownership of an aggregate of 1,223,800 shares of Getty common stock by a group comprised of Southeastern Asset Management, Inc., Longleaf Partners Realty Fund (a series of Longleaf Partners Funds Trust) and Mr. O. Mason Hawkins. Each of Southeastern Asset Management, Inc. and Longleaf Partners Realty Fund reported shared voting power and shared dispositive power with respect to all of these shares. Mr. O. Mason Hawkins was included in the group by virtue of his position as Chairman of the Board and Chief Executive Officer of Southeastern Asset Management, Inc. We have not attempted to verify independently any of the information contained in the Schedule 13G.
(10) Safenowitz Partners, LP is separate and distinct from The Safenowitz Family Partnership, LP referred to in Note 7 above. These shares are also included in the total number of shares attributable to Howard Safenowitz as set forth in the table above and further described in Notes 7 and 8.
(11) The shareholders of CLS General Partnership Corp. are Leo Liebowitz (41.29%), Milton Cooper (17.80%) and a trust for the benefit of Marilyn Safenowitz (40.91%).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The documents listed below have been filed by us under the Securities Exchange Act of 1934, as amended, with the SEC and are incorporated by reference in this proxy statement:

     - Transition Report on Form 10-K for the transition period February 1, 2000 to December 31, 2000;

     - Quarterly Report on Form 10-Q for the quarter ended March 31, 2001; and

     - Definitive proxy statement filed on April 27, 2001.

     We are also incorporating by reference into this proxy statement all documents that we have filed or will file with the SEC as prescribed by Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act since the date of this proxy statement.

     This means that important information about us appears or will appear in these documents and will be regarded as appearing in this proxy statement. To the extent that information appearing in a document filed later is inconsistent with prior information, the later statement will control and the prior information, except as modified or superseded, will no longer be a part of this proxy statement.

     Copies of all documents which are incorporated by reference in this proxy statement (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference) will be provided without charge to each person to whom this proxy statement is delivered, upon written or oral request. Requests should be directed to our secretary, 125 Jericho Turnpike, Suite 103, Jericho, New York 11753, 516-338-2600.

                                 OTHER MATTERS

     The board of directors knows of no matters to be presented at the Special Meeting other than those described in this Proxy Statement. Other business may properly come before the Special Meeting, and in that event it is the intention of the persons named in the accompanying proxy to vote in accordance with their discretion on such matters.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.
                                        By Order of the Board of Directors,

                                   /s/  Randi Young Filip
                                        RANDI YOUNG FILIP
                                        Vice President, General Counsel and
                                        Corporate Secretary

Jericho, New York
            , 2001

                                                                      APPENDIX A

                               GETTY REALTY CORP.

                             ARTICLES OF AMENDMENT

     THIS IS TO CERTIFY THAT:

     FIRST: The charter of Getty Realty Corp., a Maryland corporation (the "Corporation"), is hereby amended by adding new Sections 6.6, 6.7, 6.8 and 6.9 to Article VI and new Articles VII and VIII to read as follows:

     6.6  Restrictions on Common Stock

        Section 6.6.1  Common Stock Ownership Limitations.

           (a) Prior to the Restriction Termination Date:

                  (i) except as provided in Section 6.6.7, no Person, other than a Conversion Holder, shall Acquire or Beneficially or Constructively Own any shares of Common Stock if, as the result of such Acquisition or Beneficial or Constructive Ownership, such Person shall (a) Beneficially Own shares of Common Stock in excess of the Common Stock Ownership Limit or (b) Constructively Own in excess of 9.9% (by value or number of shares, whichever is more restrictive) of the outstanding Common Stock, provided, however, a Conversion Holder shall be permitted to Acquire or Beneficially Own or Constructively Own shares of Common Stock in excess of the limitation provided herein to the extent that such excess Beneficial or Constructive Ownership was caused by the Conversion of (or the right to convert) Preferred Stock into Common Stock;

                  (ii) except as provided in Sections 6.6.7 and 6.8.7, no Person, including but not limited to a Conversion Holder, shall (a) Acquire or Beneficially Own shares of Preferred Stock or Common Stock in excess of the Aggregate Stock Ownership Limit or (b) Acquire or Constructively Own in excess of 9.9% (in value) of the aggregate of the outstanding shares of Capital Stock; and

                  (iii) no Person shall Acquire or Beneficially or Constructively Own shares of Capital Stock to the extent that such Acquisition or Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, an Acquisition or Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the
        Code).

           (b) If, prior to the Restriction Termination Date, any Transfer or Acquisition of shares of Common Stock (other than a Transfer or Acquisition to which Section 6.6.1(c) applies) (whether or not such Transfer or Acquisition is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Acquiring shares of Common Stock in violation of Section 6.6.1(a), then (i) that number of shares of the Common Stock being Transferred or Acquired that otherwise would cause such Person to violate Section 6.6.1(a) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.7, effective as of the close of business on the Business Day prior to the date of such Transfer or Acquisition, and such Person shall acquire no rights in such shares or (ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent any Person from Acquiring or Transferring Common Stock in violation of Section 6.6.1(a), the Transfer or Acquisition of that number of shares of Common Stock that otherwise would cause any Person to violate Section 6.6.1(a) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Common Stock.

           (c) If, prior to the Restriction Termination Date, a change in the relationship between two or more Persons ("Common Stock Affected Persons") results in any such Common Stock Affected Persons Beneficially or Constructively Owning shares of Common Stock in violation of Section 6.6.1(a) because of the application of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code) or Section 544 of the Code (as modified by Section 856(h)(1)(B) of the
Code) (a "Common Stock Constructive Ownership Event"), then that number of shares of Common Stock Beneficially or Constructively Owned by the Common Stock Affected Persons (rounded up to the nearest whole share) that otherwise would violate Section 6.6.1(a) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.7, effective as of the close of business on the Business Day prior to such Common Stock Constructive Ownership Event, and such Common Stock Affected Person or Persons shall have no rights in such shares.

           (d) Notwithstanding any other provisions contained herein, prior to the Restriction Termination Date, any Transfer or Acquisition of shares of Common Stock (whether or not such Transfer or Acquisition is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Common Stock.

           (e) If, prior to the Restriction Termination Date, any Person Beneficially or Constructively Owns any shares of Common Stock in violation of
Section 6.6.1(a) (other than as a result of a Transfer or Acquisition to which Section 6.6.1(b) or Section 6.6.1(c) applies), then (i) that number of shares of Common Stock owned by such Person that cause such Person to violate Section 6.6.1(a) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.7, effective as of the close of business on the first Business Day of the first taxable year that the Corporation qualifies as a REIT (the "First REIT Taxable Year"), and such Person shall have no rights in such shares as of the first Business Day of the First REIT Taxable Year or (ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent any Person from Beneficially or Constructively Owning Common Stock in violation of Section 6.6.1(a), the ownership of that number of shares of Common Stock, as of the date hereof, that otherwise would cause any Person to violate Section 6.6.1(a) shall be void ab initio, and such Person shall have no rights in such shares of Common Stock as of the first Business Day of the First REIT Taxable Year.

        Section 6.6.2 Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.6.1 or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any shares of Common Stock in violation of Section 6.6.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers or, in the case of an event other than a Transfer, Beneficial or Constructive Ownership in violation of Section 6.6.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

        Section 6.6.3 Notice of Restricted Transfer. Any Person who Acquires or attempts or intends to Acquire shares of Common Stock in violation of Section
6.6.1 or any Person who is a transferee in a Transfer or is otherwise affected by an event other than a Transfer that results in a violation of Section 6.6.1 shall immediately give written notice to the Corporation of such Acquisition, Transfer or other event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Acquisition, Transfer or attempted, intended or purported Acquisition, Transfer or other event on the Corporation's status as a REIT.

        Section 6.6.4 Owners Required To Provide Information. Prior to the Restriction Termination Date:

           (a) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Common Stock shall, within 30 days after December 31 of each year, give written notice to the Corporation stating the name and address of such owner, the number of shares of Common Stock and other shares of the Common Stock Beneficially or Constructively Owned, and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Corporation's status as a REIT and to ensure compliance with the Common Stock Ownership Limit; and

           (b) each Person who is a Beneficial or Constructive Owner of Common Stock and each Person (including the stockholder of record) who is holding Common Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority to determine such compliance.

        Section 6.6.5 Remedies Not Limited. Nothing contained in this Section
6.6 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

        Section 6.6.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.6, Section 6.7, or any definition contained in Article VIII, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 6.6 or
Section 6.7 with respect to any situation based on the facts known to it. In the event Section 6.6 or 6.7 requires an action by the Board of Directors of the Corporation, and the Charter fails to provide specific guidance with respect to such action, the Board of Directors of the Corporation shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.6 or 6.7 or Article VIII. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), the shares to be affected by the remedies set forth in
Section 6.6.1(b), (c) and (e) shall be as follows: (1) if a Person would have (but for the remedies set forth in Section 6.6.1(b), (c) and (e) as applicable) Acquired shares of Common Stock in violation of Section 6.6.1(a), such remedies (as applicable) shall apply first to the shares which, but for such remedies, would have been Acquired and actually owned by such Person, second to shares which, but for such remedies, would have been Acquired by such Person and which would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares based upon the relative value of the shares held by each such Person; and (2) if a Person is in violation of Section 6.6.1(a) as a result of an event other than an Acquisition of shares of Common Stock by such Person, the remedies set forth in Section 6.6.1(b), (c) or (e) (as applicable) shall apply first to shares which are actually owned by such Person and second to shares which are Beneficially or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares based upon the relative value of the shares held by each such Person.

        Section 6.6.7  Exceptions.

           (a) Subject to Section 6.6.1(a)(iii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the limitations set forth in Section 6.6.1(a)(i) or (ii), as the case may be, if: (A) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such shares of Common Stock will result in the Corporation failing to satisfy the requirement of Section 856(a)(6) of the Code (taking into consideration Section 856(h)(2) of the Code) or otherwise failing to qualify as a REIT; (B) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of an entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Persons as are reasonably necessary to ascertain this fact; and (C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 6.6.1 through 6.6.6) will result in such Common Stock being automatically transferred to a Trust in accordance with Section 6.6.1. Solely for purposes of clause (B) above, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation.

           (b) Prior to granting any exception pursuant to Section 6.6.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

           (c) Subject to Section 6.6.1(a)(iii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Acquire or Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the limitations set forth in Sections 6.6.1(a)(i) and (ii), but only to the extent necessary to facilitate such public offering or private placement.

        Section 6.6.8 Legend. Each certificate for shares of Common Stock shall bear substantially the following legend:

        "The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person (other than a Conversion Holder with respect to such holder's conversion rights) may Beneficially Acquire shares of the Corporation's Common Stock in excess of 5.0% of the number or value, whichever is more restrictive, of the outstanding shares of Common Stock of the Corporation or Constructively Acquire shares of the Corporation's Common Stock in excess of 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Common Stock of the Corporation; (ii) no Person may Beneficially Own shares of Capital Stock of the Corporation which has an aggregate value in excess of 5.0% of the value of the total outstanding shares of Capital Stock of the Corporation or Constructively Own shares of Capital Stock of the Corporation which have an aggregate value in excess of 9.9% of the value of the total outstanding shares of Capital Stock of the Corporation; (iii) no Person may Beneficially or Constructively Own Common Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer or Acquire Shares of Common Stock if such Transfer or Acquisition would result in the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Common Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Common Stock in excess of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Common Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Common Stock on request and without charge."

     6.7  Transfers of Common Stock in Trust

        Section 6.7.1 Ownership in Trust. Upon any purported Transfer, Acquisition, or other event described in Section 6.6.1(b) or (c) that may result in a transfer of shares of Common Stock to a Trust, such shares of Common Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer, Acquisition, or other event that results in a transfer to the Trust pursuant to
Section 6.6.1. The Trustee shall be appointed by the Corporation and shall be a Person who is not an Affiliate of the Corporation, any Purported Beneficial Transferee, or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.7.6.

        Section 6.7.2 Status of Shares Held by the Trustee. Shares of Common Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares held by the Trustee The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

        Section 6.7.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends with respect to shares of Common Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Corporation that the shares of Common Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such shares of Common Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Transferee shall have no voting rights with respect to shares held in the Trust and, subject to applicable law, any vote cast by a Purported Record Transferee prior to the discovery by the Corporation that the shares of Common Stock have been transferred to the Trustee will be rescinded as void and shall be recast in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary.

        Section 6.7.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Common Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to one or more persons, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.6.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 6.7.4. The Purported Record Transferee shall receive the lesser of
(1) the price paid by the Purported Record Transferee for the shares or, if the Purported Record Transferee did not give value for the shares (through a gift, devise or other transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Common Stock have been transferred to the Trustee, such shares are sold by a Purported Record Transferee then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Section 6.7.4, such excess shall be paid to the Trustee upon demand.

        Section 6.7.5 Purchase Right in Stock Transferred to the Trustee. Shares of Common Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.7.4.

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

Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee.

        Section 6.7.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Common Stock held in the Trust would not violate the restrictions set forth in Section 6.6.1(a) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

     6.8  Restrictions on Preferred Stock

        Section 6.8.1 Preferred Stock Ownership Limitations.

           (a) Prior to the Restriction Termination Date:

                  (i) except as provided in Section 6.8.7, no person shall Acquire or Beneficially or Constructively Own any shares of Preferred Stock if, as the result of such Acquisition or Beneficial or Constructive Ownership, such Person shall (a) Beneficially Own shares of Preferred Stock in excess of the Preferred Stock Ownership Limit or (b) Constructively Own in excess of 9.9% (by value or number of shares, whichever is more restrictive) of any class or series of outstanding Preferred Stock of the Corporation;

                  (ii) except as provided in Sections 6.6.7 and 6.8.7, no Person shall (a) Acquire or Beneficially Own shares of Preferred Stock or Common Stock in excess of the Aggregate Stock Ownership Limit or (b) Acquire or Constructively Own in excess of 9.9% (in value) of the aggregate outstanding shares of Capital Stock; and

                  (iii) no Person shall Acquire or Beneficially or Constructively Own shares of Capital Stock to the extent that such Acquisition or Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, an Acquisition or Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the
        Code).

           (b) If, prior to the Restriction Termination Date, any Transfer or Acquisition of shares of Preferred Stock (other than a Transfer or Acquisition to which Section 6.8.1(c) applies) (whether or not such Transfer or Acquisition is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Acquiring shares of Preferred Stock in violation of Section 6.8.1(a), then (i) that number of shares of the Preferred Stock of that series or class being Transferred or Acquired that otherwise would cause such Person to violate Section 6.8.1(a) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.9, effective as of the close of business on the Business Day prior to the date of such Transfer or Acquisition, and such Person shall acquire no rights in such shares; or (ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent any Person from Acquiring or Transferring Preferred Stock in violation of Section 6.8.1(a), the Transfer or Acquisition of that number of shares of Preferred Stock that otherwise would cause any Person to violate Section 6.8.1(a) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Preferred Stock.

           (c) If, prior to the Restriction Termination Date, a change in the relationship between two or more Persons ("Preferred Stock Affected Persons") results in any of such Preferred Stock Affected Persons Beneficially or Constructively Owning shares of Preferred Stock in violation of Section 6.8.1(a) because of the application of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code) or Section 544 of the Code (as modified by Section 856(h)(1)(B) of the Code) (a "Preferred Stock Constructive Ownership Event"), then that number of shares of Preferred Stock Beneficially or Constructively Owned by the Preferred

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

Stock Affected Persons (rounded up to the nearest whole share) that otherwise would violate Section 6.8.1(a) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.9, effective as of the close of business on the Business Day prior to such Preferred Stock Constructive Ownership Event, and such Preferred Stock Affected Person or Persons shall have no rights in such shares.

           (d) Notwithstanding any other provisions contained herein, prior to the Restriction Termination Date, any Transfer or Acquisition of shares of Preferred Stock (whether or not such Transfer or Acquisition is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Preferred Stock.

           (e) If, prior to the Restriction Termination Date, any Person Beneficially or Constructively Owns any shares of Preferred Stock in violation of Section 6.8.1(a) (other than as a result of a Transfer or Acquisition to which Section 6.8.1(b) or Section 6.8.1(c) applies), then (i) that number of shares of Preferred Stock of that series or class owned by such Person that cause such Person to violate Section 6.8.1(a) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.9, effective as of the close of business on the First REIT Taxable Year, and such Person shall have no rights in such shares as of the first Business Day of the First REIT Taxable Year or (ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent any Person from Beneficially or Constructively Owning Preferred Stock in violation of Section 6.8.1(a), the ownership of that number of shares of Preferred Stock, as of the date hereof, that otherwise would cause any Person to violate Section 6.8.1(a) shall be void ab initio, and such Person shall have no rights in such shares of Preferred Stock as of the first Business Day of the First REIT Taxable Year.

        Section 6.8.2 Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.8.1 or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any shares of Preferred Stock in violation of Section 6.8.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers or, in the case of an event other than a Transfer, Beneficial or Constructive Ownership, in violation of Section 6.8.1 shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio, as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

        Section 6.8.3 Notice of Restricted Transfer. Any Person who Acquires or attempts to intends to Acquire shares of Preferred Stock in violation of Section
6.8.1 or any Person who is a transferee in a Transfer or is otherwise affected by an event other than a Transfer that results in a violation of Section 6.8.1 shall immediately give written notice to the Corporation of such Acquisition, Transfer or other event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Acquisition, Transfer or attempted, intended or purported Acquisition, Transfer or other event on the Corporation's status as a REIT.

        Section 6.8.4 Owners Required To Provide Information. Prior to the Restriction Termination Date:

           (a) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the number or value, whichever is more restrictive, of the outstanding shares of Preferred Stock, within 30 days after December 31 of each year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Preferred Stock and other shares of the Capital Stock Beneficially Owned, and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Preferred Stock Ownership Limit; and

           (b) each Person who is a Beneficial or Constructive Owner of Preferred Stock and each Person (including the stockholder of record) who is holding Preferred Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

        Section 6.8.5 Remedies Not Limited. Nothing contained in this Section
6.8 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

        Section 6.8.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.8, Section 6.9, or any definition contained in Article VIII, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 6.8 or
Section 6.9 with respect to any situation based on the facts known to it. In the event Section 6.8 or 6.9 requires an action by the Board of Directors and this Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.8 or 6.9 or
Article VIII. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), the shares to be affected by the remedies set forth in Section 6.8.1(b), (c) and (e) shall be as follows: (1) if a Person would have (but for the remedies set forth in Section 6.8.1(b), (c) and (e) as applicable) Acquired shares of Preferred Stock in violation of Section 6.8.1(a), such remedies (as applicable) shall apply first to the shares which, but for such remedies, would have been Acquired and actually owned by such Person, second to shares which, but for such remedies, would have been Acquired by such Person and which would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares based upon the relative value of the shares held by each such Person; and (2) if a Person is in violation of
Section 6.8.1(a) as a result of an event other than an Acquisition of shares of Preferred Stock by such Person, the remedies set forth in Section 6.8.1(b), (c) or (e) (as applicable) shall apply first to shares which are actually owned by such Person and second to shares which are Beneficially or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares based upon the relative value of the shares held by each such Person.

        Section 6.8.7 Exceptions.

           (a) Subject to Section 6.8.1(a)(iii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the limitations set forth in Sections 6.8.1(a)(i) or (ii), as the case may be, if: (A) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such shares of Preferred Stock will result in the Corporation failing to satisfy the requirement of Section 856(a)(6) of the Code (taking into consideration Section 856(h)(2) of the Code) or otherwise failing to qualify as a REIT; (B) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact; and (C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 6.8.1 through 6.8.6) will result in such shares of Preferred Stock being automatically transferred to a Trust in accordance with Section 6.8.1. Solely for purposes of clause (B) above, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation.

           (b) Prior to granting any exception pursuant to Section 6.8.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

           (c) Subject to Section 6.8.1(a)(iii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Acquire or Beneficially Own or Constructively Own shares of Capital Stock or securities convertible into or exchangeable for Capital Stock) in excess of the limitations set forth in Sections 6.8.1(a)(i) and (ii), but only to the extent necessary to facilitate such public offering or private placement.

        Section 6.8.8 Legend. Each certificate for shares of Preferred Stock shall bear substantially the following legend:

        "The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially Acquire shares of the Corporation's Preferred Stock in excess of 5.0% of the number or value, whichever is more restrictive, of the outstanding shares of any class or series of Preferred Stock of the Corporation or Constructively Acquire in excess of 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of any class or series of Preferred Stock of the Corporation; (ii) no Person (other than a Conversion Holder with respect to such holder's conversion rights) may Beneficially Own shares of the Corporation's Common Stock in excess of 5.0% of the number or value, whichever is more restrictive, of the outstanding shares of Common Stock of the Corporation or Constructively Own in excess of 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Common Stock of the Corporation; (iii) no Person may Beneficially Own shares of Capital Stock of the Corporation which has an aggregate value in excess of 5.0% of the value of the total outstanding shares of Capital Stock of the Corporation or Constructively Own shares of Capital Stock of the Corporation which have an aggregate value in excess of 9.9% of the value of the total outstanding shares of Capital Stock of the Corporation;
        (iv) no Person may Beneficially or Constructively Own Preferred Stock or Common Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (v) no Person may Transfer or Acquire shares Preferred Stock if such Transfer or Acquisition would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Preferred Stock or Common Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Preferred Stock or Common Stock in excess of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer of ownership are violated, the shares of Preferred Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Preferred Stock on request and without charge."

     6.9  Transfer of Preferred Stock in Trust

        Section 6.9.1 Ownership in Trust. Upon any purported Transfer, Acquisition, or other event described in 6.8.1(b) or (c) that may result in a transfer of shares of Preferred Stock to a Trust, such shares of Preferred Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer, Acquisition, or other event that results in the transfer to the Trust pursuant to Section 6.8.1. The Trustee shall be appointed by the Corporation and shall be a Person who is not an Affiliate of the Corporation, any Purported Beneficial Transferee, or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.9.6.

        Section 6.9.2 Status of Shares Held by the Trustee. Shares of Preferred Stock held by the Trustee shall be issued and outstanding shares of Capital Stock. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

        Section 6.9.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends with respect to shares of Preferred Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Corporation that the shares of Preferred Stock have been transferred to the Trustee shall be paid with respect to such shares of Preferred Stock to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Transferee shall have no voting rights with respect to shares held in the Trust and, subject to applicable law, any vote cast by a Purported Record Transferee prior to the discovery by the Corporation that the shares of Preferred Stock have been transferred to the Trustee will be rescinded as void and shall be recast in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary.

        Section 6.9.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Preferred Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to one or more persons, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.8.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 6.9.4. The Purported Record Transferee shall receive the lesser of
(1) the price paid by the Purported Record Transferee for the shares or, if the Purported Record Transferee did not give value for the shares (through a gift, devise or other transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Preferred Stock have been transferred to the Trustee, such shares are sold by a Purported Record Transferee then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Section 6.9.4, such excess shall be paid to the Trustee upon demand.

        Section 6.9.5 Purchase Right in Stock Transferred to the Trustee. Shares of Preferred Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.9.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee.

        Section 6.9.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Preferred Stock held in the Trust would not violate the restrictions set forth in Section 6.8.1(c) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

                                  ARTICLE VII.

                            GENERAL REIT PROVISIONS

     7.1 Termination of REIT Status. The Board of Directors of the Corporation shall take no action to terminate the Corporation's status as a REIT until such time as (i) the Board of Directors adopts a resolution recommending that the Corporation terminate its status as a REIT, (ii) the Board of Directors presents the resolution for consideration at an annual or special meeting of the stockholders and (iii) such resolution is approved by the vote of holders of a majority of the shares entitled to be cast on the matter.

     7.2 Exchange or Market Transactions. Nothing in Article VI or this Article VII shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of Article VI or this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in Article VI and this Article VII.

     7.3 Severability. If any provision of Article VI or this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                                 ARTICLE VIII.

                              CERTAIN DEFINITIONS

     Unless the context otherwise requires, the terms defined in this Article VIII shall have, for all purposes of this Charter, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

        Acquire. The term "Acquire" shall mean the acquisition of Beneficial Ownership or Constructive Ownership of shares of Capital Stock by any means including, without limitation, a Transfer, the exercise of or right to exercise any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner, as defined below. The term "Acquisition" shall have the correlative meaning.

        Affiliate. The term "Affiliate" shall mean any Person in control of, under control of, or under common control with, another Person. For purposes of the foregoing, "control", with respect to any Person, means the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

        Aggregate Stock Ownership Limit. The term "Aggregate Stock Ownership Limit" shall mean not more than 5.0% (in value) of the aggregate of the outstanding shares of Capital Stock. The number and value of shares of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

        Beneficial Ownership. The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who is or would be an actual owner of such shares of Capital Stock or who is or would be treated as a constructive owner of such shares through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code (except where expressly provided otherwise). The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        Business Day. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        Capital Stock. The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

        Charitable Beneficiary. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 6.7.6 or
Section 6.9.6 each of which shall be an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

        Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        Common Stock Affected Persons. The term "Common Stock Affected Persons" shall have the meaning set forth in Section 6.6.1(c) herein.

        Common Stock Ownership Limit. The term "Common Stock Ownership Limit" shall mean not more than 5.0% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes.

        Common Stock Constructive Ownership Event. The term "Common Stock Constructive Ownership Event" shall have the meaning set forth in Section 6.6.1(c).

        Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person who is or would be an actual owner of Capital Stock or who is or would be treated as a constructive owner of such shares through the application of Section 318(a) of the Code, as modified by
Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        Conversion. The term "Conversion" shall mean a conversion of shares of Preferred Stock into shares of Common Stock, as provided in any applicable provisions hereof or any articles supplementary governing any class or series of the outstanding Preferred Stock.

        Conversion Holder. The term "Conversion Holder" shall mean any Person who is the Beneficial or Constructive Owner of shares of Common Stock in excess of the Common Stock Ownership Limit by reason of the Conversion of (or the right to convert) shares of Preferred Stock into shares of Common Stock.

        Market Price. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such

Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation.

        NYSE. The term "NYSE" shall mean the New York Stock Exchange.

        Person. The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

        Preferred Stock Affected Persons. The term "Preferred Stock Affected Persons" shall have the meaning set forth in Section 6.8.1(c) herein.

        Preferred Stock Constructive Ownership Event. The term "Preferred Stock Constructive Ownership Event" shall have the meaning set forth in Section 6.8.1(c).

        Preferred Stock Ownership Limit. The term "Preferred Stock Ownership Limit" shall mean not more than 5.0% (in value or in number of shares, whichever is more restrictive) of any class or series of the outstanding Preferred Stock of the Corporation. Notwithstanding the foregoing, if the Corporation issues additional series of Preferred Stock, the Board of Directors of the Corporation may increase or decrease the Preferred Stock Ownership Limit for any such additional series of Preferred Stock when issued, provided such action does not jeopardize the Corporation's status as a REIT. The number and value of outstanding shares of any class or series of the outstanding Preferred Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes.

        Purported Beneficial Transferee. The term "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer or Acquisition which results in a transfer to a Trust, as provided in Section 6.7 or Section
6.9 the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Capital Stock if such Transfer or Acquisition had not violated the provisions of Sections 6.6.1 or 6.8.1. The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

        Purported Record Transferee. The term "Purported Record Transferee" shall mean, with respect to any purported Transfer or Acquisition which results in a transfer to a Trust, as provided in Section 6.7 or Section 6.9, the Person who would have been the record holder of the Capital Stock if such Transfer or Acquisition had not violated the provisions of Sections 6.6.1 or 6.8.1. The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

        REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

        Restriction Termination Date. The term "Restriction Termination Date" shall mean the first day on which the Corporation determines pursuant to Section
7.1 hereof that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers and Acquisitions of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

        Transfer. The term "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Capital Stock or the right to vote or receive dividends on Capital Stock, including without limitation, (i) the granting of any option or entering into any agreement for the sale transfer or other disposition of Capital Stock or the right to vote or receive dividends on Capital Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock, in each case whether voluntary or involuntary, whether of record or Beneficially or Constructively Owned (including without limitation Transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Capital Stock), and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        Trust. The term "Trust" shall mean each of the trusts provided for in Sections 6.7.1 and 6.9.1.

        Trustee. The term "Trustee" shall mean the Person unaffiliated with the Corporation, or the Purported Beneficial Transferee, or the Purported Record Transferee, that is appointed by the Corporation to serve as trustee of the Trust.

     SECOND: The Corporation hereby further amends its charter as currently in effect by renumbering Article VII as Article IX and Article VIII as Article X.

     THIRD: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     FOURTH: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary
on this           day of           , 2001.

ATTEST:                                                GETTY REALTY CORP.

-----------------------------------------------------  -----------------------------------------------------
Randi Young Filip                                      Leo Liebowitz
Secretary                                              President

         PROXY FOR COMMON STOCK

                               GETTY REALTY CORP.

             SPECIAL MEETING OF STOCKHOLDERS - ______________, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Getty Realty Corp., a Maryland corporation (the "Company"), hereby appoints Leo Liebowitz and Thomas Stirnweis, or either of them, as proxies for the undersigned, with the full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held on ___________, 2001 at 10:30 a.m., or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given this Proxy will be voted FOR the amendment to the Company's Charter to set forth certain ownership and transfer restrictions (Proposal 1). If any other business is presented at the Special Meeting of Stockholders, or any adjournment or postponement thereof, the Proxy will be voted in accordance with the discretion of the Proxies named above.

         The Board of Directors recommends a vote "FOR" Proposal 1.

(IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON THE REVERSE SIDE).

         1. Amend the Company's Charter to include restrictions on the ownership and transfer of shares.

                  [__] FOR             [__] AGAINST           [__] ABSTAIN

         2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

         [__]     CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

         Please mark, date and sign as your name appears above. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer, and indicate the title of such officer. If shares are held jointly, each stockholder named should sign. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

                                              Dated:             , 2001
                                                    -------------


                                              --------------------------
                                              Signature

                         PLEASE DATE, SIGN AND MAIL THIS
                         PROXY IN THE ENCLOSED ENVELOPE.

         PROXY FOR SERIES A PREFERRED STOCK

                               GETTY REALTY CORP.

             SPECIAL MEETING OF STOCKHOLDERS - ______________, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Getty Realty Corp., a Maryland corporation (the "Company"), hereby appoints Leo Liebowitz and Thomas Stirnweis, or either of them, as proxies for the undersigned, with the full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held on ___________, 2001 at 10:30 a.m., or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given this Proxy will be voted FOR the amendment to the Company's Charter to set forth certain ownership and transfer restrictions (Proposal 1). If any other business is presented at the Special Meeting of Stockholders, or any adjournment or postponement thereof, the Proxy will be voted in accordance with the discretion of the Proxies named above.

         The Board of Directors recommends a vote "FOR" Proposal 1.

(IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON THE REVERSE SIDE).

         1. Amend the Company's Charter to include restrictions on the ownership and transfer of shares.

                  [__] FOR             [__] AGAINST           [__] ABSTAIN

         2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

         [___]    CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

         Please mark, date and sign as your name appears above. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer, and indicate the title of such officer. If shares are held jointly, each stockholder named should sign. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

                                              Dated:             , 2001
                                                    -------------


                                              --------------------------
                                              Signature

                              PLEASE DATE, SIGN AND MAIL THIS
                              PROXY IN THE ENCLOSED ENVELOPE.